UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-3445
                                                     --------

                                THE MERGER FUND
                                ---------------
               (Exact name of registrant as specified in charter)

                             100 SUMMIT LAKE DRIVE
                           VALHALLA, NEW YORK  10595
                           -------------------------
              (Address of principal executive offices) (Zip code)

                               FREDERICK W. GREEN
                                THE MERGER FUND
                             100 SUMMIT LAKE DRIVE
                           VALHALLA, NEW YORK  10595
                           -------------------------
                    (Name and address of agent for service)

                                 1-800-343-8959
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: SEPTEMBER 30, 2003
                         ------------------

Date of reporting period:  SEPTEMBER 30, 2003
                           ------------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                      THE
                                     MERGER
                                    FUND(R)

                                 ANNUAL REPORT

                               SEPTEMBER 30, 2003

                                                               November 18, 2003

Dear Fellow Shareholder:

  The Merger Fund(R) met its investment objectives in fiscal 2003. As previously reported, the Fund's NAV rose 11.9% in the 12 months ended September. Not only was this gain at the high end of our rate-of-return targets, but it was also achieved with little volatility and without a material decline in any month. The Fund's strong performance-much improved over fiscal 2002-was not fueled by an upturn in merger activity; total domestic M&A volume was actually down more than 30% from year-earlier levels. Our deal selection, however, was significantly better. In contrast to fiscal 2002, when The Merger Fund(R) held positions in six transactions that were ultimately abandoned, we experienced only one broken deal last year, out of over 90 new arbitrage investments. Maybe our analytical skills are getting better or perhaps we were just luckier, but failed mergers are the bane of arbitrageurs, and it helps immensely when we can dodge these bullets. The Fund's fixed-income holdings, which had weighed on our results the prior year, showed a dramatic recovery in fiscal 2003. We also were able to take advantage of trading opportunities that were created when arbitrage spreads showed wide fluctuations, sometimes for no good reason.

  As is customary in these annual reports, we have included a series of charts which reflect the nature of the arbitrage opportunities in which the Fund has recently invested. Chart 1 shows that as of September 30, friendly transactions represented slightly more than 93% of the dollar value of our equity holdings, while unsolicited, or hostile, takeover attempts accounted for about 6%. The latter figure, which is up from just 2% a year earlier, indicates that hostile deals continue to represent a relatively small percentage of M&A activity. As we have often noted, the scarcity of unsolicited takeover attempts is due principally to the fact that the odds of success are low. Courts have blessed the "just-say-no" defense, allowing companies to hide behind poison pills. And the prevalence of staggered boards means that waging a successful proxy battle can take over two years, too long for all but the most committed acquirers.
Even when the target company eventually loses its independence, it may well end up in the hands of a "white knight," not the original bidder. Not all hostile offers are created equal, however. Some have a much better chance of succeeding, as illustrated by Alcan's recent $4.5 billion takeover of French aluminum-maker Pechiney. To begin with, it helped that Alcan is a world-class player. A target company's directors have a harder time dismissing an unsolicited bid launched by a well-respected strategic acquirer with deep pockets. It also helped that Alcan was the most logical buyer of Pechiney. Potential rival bidders either didn't want the whole company, faced antitrust obstacles or had other reasons for not getting involved. In the absence of a competing offer, Pechiney had few defenses against Alcan. Poison pills are rare allowed in France, and the French government decided to remain out of the fray, depriving Pechiney of the opportunity to play the nationalism card against a foreign acquirer. In the end, Pechiney agreed to Alcan's sweetened offer, and the deal was done. We wish more hostile bidders had such a clear path to victory.

  Chart 2 shows that all of the proposed acquisitions in which the Fund has recently invested are strategic in nature, meaning combinations that involve a corporate buyer-typically operating in the same industry as the target-whose objective in doing the transaction is to enhance shareholder value on a longer-term basis. Financial deals, in contrast, are usually structured as going-private transactions, in which an investor group that often includes the target's management uses large amounts of borrowed money to buy out the public shareholders. In most cases, the goal in such highly leveraged deals is to pay down debt and either sell or IPO the company, ideally within a relatively short time frame of just a few years. Where have all the LBOs goneo Clearly, the pronounced recovery in the equity markets over the past year or so hasn't been helpful to financial buyers. Valuations have moved up from bargain-basement levels, taking the "juice" out of many potential deals. At the same time, corporate acquirers have seen their shares rally, giving them a more valuable currency and a competitive edge when bidding against LBO firms. Of course, even in the second half of 2002, when stock prices were significantly lower than they are now, there wasn't much LBO activity. It's possible that the same factors that put a damper on strategic deal-making-economic and geopolitical worries and a crisis of confidence in the executive suite-prevented many potential LBOs from happening. A year later, the window of opportunity for financial buyers may have closed, leaving LBO groups to focus their efforts on buying parts of public companies, not the whole enterprise.

  Chart 3 shows the type of consideration to be received by the selling company's shareholders in transactions in which The Merger Fund(R) held positions at the end of its fiscal year. As might be expected given that managements are naturally reluctant to issue new shares at what they consider to be depressed levels, the percentage of our deals that involve at least some stock has risen to 64%, up from 54% a year ago. Within the all-stock category, roughly three-quarters of the transactions have fixed exchange ratios, while the balance have flexible exchange ratios, meaning that the number of shares to be issued by the acquirer will fluctuate with the price of its stock-the higher the price, the fewer shares issued, and vice versa. When investing in mergers and acquisitions with fixed exchange ratios, the Fund typically attempts to lock in the arbitrage spread by selling short the acquirer's shares at the same time the long position in the target is established. In this way, the Fund is hedged against a decline in the acquirer's stock price prior to the close of the transaction. The use of such hedging strategies helps explain why the performance of The Merger Fund(R) is largely uncorrelated with moves in the market averages.

  Chart 4 shows our investments grouped by economic sector. A couple of things are noteworthy about this year's chart. First, the Fund's sector exposure has changed considerably over the past 12 months. Whereas deals in the telecom, multi-sector and energy categories accounted for 48% of our long equity positions at the end of fiscal 2002, these same three sectors now represent just 9% of our investments. Returning to the top spot this year is the financial services sector, which over time has been the leading source of arbitrage opportunities for the Fund. As we have explained before, however, sector classifications are less important to us than the many other factors which are likely to have a greater bearing on the outcome of a pending corporate reorganization. Stated another way, an arb-friendly merger agreement or an obvious fix to a potential antitrust problem are more relevant to our decision-making than the fact that the parties to a deal operate in a particular economic sector. Nonetheless, we do attempt to manage the Fund's industry exposure so as to limit the risk that an industry-specific development could threaten multiple deals in the portfolio. In this regard, Chart 4 shows that our holdings at the end of September were well diversified by economic sector.

  Chart 5 is new this year. It shows the Fund's arbitrage investments grouped by the geographic region in which the target company is domiciled. Approximately 79% of the deals in our portfolio at the end of fiscal 2003 involved U.S.-based targets, while another 5% involved acquisitions of Canadian companies. Although The Merger Fund(R) has historically focused on North American transactions, in recent years we have found an increasing number of attractive opportunities in Europe. At the end of September, nearly 15% of our arbitrage situations involved European targets. When investing outside of the U.S., we may face different political, governance or regulatory issues, and we are careful not to get involved in a foreign deal unless our research makes us comfortable that we understand how the game is played. We also routinely hedge the currency risk in cross-border deals, so that fluctuations in exchange rates don't have an adverse impact on our returns.

  Chart 6 shows the total dollar value of mergers and acquisitions in the U.S., by quarter, since 1991. M&A activity, which plateaued at an average annual rate of close to $1.5 trillion in 1998, 1999 and 2000, has since fallen to much more subdued levels. As noted earlier, the year ended September 2003 failed to bring an upturn in deal volume. October, however, saw over $100 billion in new transactions, more than were announced in the prior three months combined. Although it is too soon to say that takeover activity has begun a robust, sustainable recovery, it appears that the worst of the merger drought is behind us. Buoyed by an improving business climate and a rising stock market, corporate confidence seems to be taking a turn for the better. And as it does, more deal-making should follow.

  Finally, a few words about the market-timing and late-trading scandals that have cast a cloud over the mutual-fund industry. The Merger Fund(R) has never entered into market-timing or late-trading arrangements with any investor. Moreover, since the Fund's inception in 1989, co-manager Bonnie Smith and I have chosen not to do any personal trading, either in mutual funds or individual stocks and bonds. Virtually all of our investable assets, including 100% of our retirement plans, are committed to long-term holdings in The Merger Fund(R) or one of the other investment vehicles that we manage. In other words, we only eat our own cooking.

                                      Sincerely,

                                      /s/Frederick W. Green

                                      Frederick W. Green
                                      President

                CHART 1                                 CHART 2

         PORTFOLIO COMPOSITION                   PORTFOLIO COMPOSITION
          BY TYPE OF DEAL*<F1>                   BY TYPE OF BUYER*<F1>
          --------------------                   ---------------------
   FRIENDLY                    93.5%       STRATEGIC                  100.0%
   HOSTILE                      6.5%       FINANCIAL                    0.0%

                                    CHART 3

                             PORTFOLIO COMPOSITION
                               BY DEAL TERMS*<F1>
                               ------------------
                 STOCK WITH FIXED EXCHANGE RATIO         24.1%
                 STOCK WITH FLEXIBLE EXCHANGE RATIO       8.5%
                 CASH & STOCK                            30.9%
                 CASH                                    23.1%
                 UNDETERMINED                            13.4%

*<F1> Data as of September 30, 2003

                                    CHART 4

                             PORTFOLIO COMPOSITION
                                 BY SECTOR*<2>
                                 -------------
                    FINANCIAL SERVICES                 20.3%
                    BASIC INDUSTRIES                   13.4%
                    HEALTHCARE                         12.1%
                    CONSUMER NON-DURABLES              10.9%
                    BUSINESS SERVICES                   8.8%
                    TECHNOLOGY                          8.8%
                    TELECOMMUNICATIONS                  7.5%
                    TRANSPORTATION                      5.1%
                    MEDIA                               4.6%
                    CONSUMER DURABLES                   4.2%
                    CONSUMER SERVICES                   2.5%
                    MULTI-SECTOR                        1.8%

                                    CHART 5

                             PORTFOLIO COMPOSITION
                                 BY REGION*<F2>
                                 --------------
                         UNITED STATES            79.4%
                         EUROPE                   14.6%
                         CANADA                    5.1%
                         OTHER                     0.9%

*<F2> Data as of September 30, 2003

                                    CHART 6

                                MERGER ACTIVITY
                                  1991 - 2003

Date     First Quarter      Second Quarter     Third Quarter     Fourth Quarter
----     -------------      --------------     -------------     --------------
1991        $19.9516           $20.5286           $27.3834           $16.3747
1992        $16.6579           $30.7912           $16.1062           $20.9834
1993        $20.3626           $30.0446           $72.4562           $64.2678
1994        $43.9419           $41.2508           $79.3201           $58.3516
1995        $63.2519          $109.5822          $138.6244           $92.8259
1996        $81.5836          $147.5119          $114.5835          $180.8346
1997       $157.8150          $135.3298          $146.4147          $247.8092
1998       $207.8147          $667.8133          $273.4782          $271.3921
1999       $344.2760          $473.5610          $227.3533          $495.8469
2000       $495.6549          $238.7511          $432.3114          $264.6629
2001       $161.5246          $138.7080          $154.2153          $121.5994
2002        $45.7014           $60.8711           $95.8875           $44.3849
2003        $36.7571           $57.2983           $68.9329

Source: Securities Data Corp.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                       IN THE MERGER FUND AND THE S&P 500

                  Date          The Merger Fund         S&P 500
                  ----          ---------------         -------
                  9/93              $10,000             $10,000
                  9/94              $11,255             $10,369
                  9/95              $12,472             $13,453
                  9/96              $13,870             $16,188
                  9/97              $15,372             $22,735
                  9/98              $15,498             $24,792
                  9/99              $18,801             $31,685
                  9/00              $22,402             $35,895
                  9/01              $23,281             $26,339
                  9/02              $21,327             $20,943
                  9/03              $23,861             $26,052

                                                        AVERAGE
                                                  ANNUAL TOTAL RETURN
                                          ------------------------------------
                           1 YR.          3 YR.          5 YR.          10 YR.
                           -----          -----          -----          ------
The Merger Fund            11.9%           2.1%           9.0%           9.1%

The Standard & Poor's 500 Index (S&P 500) is a capital weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on September 30, 1993. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

THE MERGER FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

   SHARES                                                             VALUE
   ------                                                             -----
COMMON AND PREFERRED STOCKS -- 74.32%*<F3>

               AIRLINES -- 0.38%*<F3>
    253,331    Koninklijke Luchtvaart
                 Maatschappij NV(1)<F7>(5)<F11>                 $    3,970,923
     23,100    Koninklijke Luchtvaart
                 Maatschappij NV -- NYS(5)<F11>                        359,898
                                                                --------------
                                                                     4,330,821
                                                                --------------

               ALUMINUM -- 4.68%*<F3>
    918,831    Pechiney(1)<F7>(5)<F11>                              50,558,652
    118,600    Pechiney -- ADR(5)<F11>                               3,243,710
                                                                --------------
                                                                    53,802,362
                                                                --------------

               AUTOMOTIVE PARTS & EQUIPMENT -- 2.97%*<F3>
  2,212,900    Dana Corporation                                     34,145,047
                                                                --------------

               BANKS -- 0.37%*<F3>
    121,000    Pacific Northwest Bancorp(3)<F9>                      4,313,650
                                                                --------------

               COMPUTER HARDWARE -- 0.00%*<F3>
     39,158    Hewlett-Packard Company
                 Contingent Value Rights**<F4>(6)<F12>                       0
                                                                --------------

               COMPUTER SOFTWARE -- 2.13%*<F3>
    550,000    Legato Systems, Inc.**<F4>                            6,165,500
  1,004,300    PeopleSoft, Inc.**<F4>(3)<F9>                        18,268,217
                                                                --------------
                                                                    24,433,717
                                                                --------------

               CONSULTING SERVICES -- 0.08%*<F3>
     50,000    Right Management
                 Consultants, Inc.**<F4>(3)<F9>                        904,000
                                                                --------------

               DIAGNOSTIC TESTING -- 3.38%*<F3>
    672,900    IGEN International, Inc.**<F4>                       38,893,620
                                                                --------------

               FOOD & BEVERAGES -- 6.19%*<F3>
    915,103    Dreyer's Grand Ice Cream Holdings, Inc.(3)<F9>       71,158,409
                                                                --------------

               HOME IMPROVEMENT -- 1.43%*<F3>
    971,600    MAAX Inc.(3)<F9>(5)<F11>                             16,451,932
                                                                --------------

               INFORMATION TECHNOLOGY -- 3.02%*<F3>
  1,667,600    The Titan Corporation**<F4>(1)<F7>                   34,752,784
                                                                --------------

               INSURANCE -- 4.13%*<F3>
     66,335    Great-West Lifeco Inc., Series E(5)<F11>(8)<F14>      1,297,746
     21,627    Great-West Lifeco Inc., Series F(5)<F11>(8)<F14>        417,491
    837,300    John Hancock Financial Services, Inc.(1)<F7>         28,300,740
    536,000    The MONY Group Inc.(1)<F7>                           17,446,800
                                                                --------------
                                                                    47,462,777
                                                                --------------

               INTERNET SERVICES -- 0.98%*<F3>
    427,300    Overture Services, Inc.**<F4>                        11,319,177
                                                                --------------

               INVESTMENT MANAGEMENT -- 2.70%*<F3>
    742,600    Neuberger Berman Inc.(3)<F9>                         31,092,662
                                                                --------------

               MEDICAL DEVICES -- 6.88%*<F3>
    173,000    Centerpulse -- ADR**<F4>(1)<F7>(5)<F11>(6)<F12>       5,124,779
    116,588    Centerpulse AG**<F4>(3)<F9>(5)<F11>(6)<F12>          34,536,657
    941,950    Instrumentarium Oyj(2)<F8>(5)<F11>                   39,490,113
                                                                --------------
                                                                    79,151,549
                                                                --------------

               MEDICAL INFORMATION SYSTEMS -- 0.57%*<F3>
    306,300    PracticeWorks, Inc.**<F4>(2)<F8>                      6,576,261
                                                                --------------

               METALS & MINING -- 1.32%*<F3>
    683,500    Ashanti Goldfields Company Ltd.**<F4>(5)<F11>         7,142,575
    350,000    Randgold Resources Limited _
                 ADR**<F4>(4)<F10>(5)<F11>                           8,050,000
                                                                --------------
                                                                    15,192,575
                                                                --------------

               MULTI-INDUSTRY -- 1.29%*<F3>
    309,566    Groupe Bruxelles Lambert S.A.(1)<F7>(5)<F11>         14,834,781
                                                                --------------

               NETWORKING EQUIPMENT -- 0.01%*<F3>
    115,000    Redback Networks Inc.**<F4>                              70,150
                                                                --------------

               OFFICE PRODUCTS & SERVICES -- 2.84%*<F3>
  3,490,000    OfficeMax, Inc.**<F4>(2)<F8>                         32,701,300
                                                                --------------

               PAPER & FOREST PRODUCTS -- 3.79%*<F3>
  1,072,500    Rayonier Inc.(2)<F8>                                 43,543,500
                                                                --------------

               PHARMACEUTICALS -- 1.80%*<F3>
    210,000    Abbott Laboratories(4)<F10>                           8,935,500
    241,500    Biogen, Inc.**<F4>                                    9,232,545
     90,000    CIMA Labs Inc.**<F4>(2)<F8>                           2,515,500
                                                                --------------
                                                                    20,683,545
                                                                --------------

               PHARMACY SERVICES -- 2.69%*<F3>
    678,700    AdvancePCS**<F4>                                     30,928,359
                                                                --------------

               REAL ESTATE DEVELOPMENT -- 1.98%*<F3>
    576,900    Newhall Land & Farming Company                       22,793,319
                                                                --------------

               REAL ESTATE INVESTMENT TRUSTS -- 1.27%*<F3>
    421,800    Chateau Communities, Inc.                            12,552,768
    100,000    Mid-Atlantic Realty Trust                             2,100,000
                                                                --------------
                                                                    14,652,768
                                                                --------------

               SATELLITE COMMUNICATIONS -- 2.88%*<F3>
  2,312,000    General Motors Corporation _
                 Class H**<F4>(4)<F10>                              33,084,720
                                                                --------------

               SAVINGS & LOANS -- 0.83%*<F3>
    286,500    Bank United Corp. Litigation Contingent
                 Payment Rights Trust**<F4>(7)<F13>                     14,325
    186,118    First Essex Bancorp, Inc.(2)<F8>                      9,471,545
                                                                --------------
                                                                     9,485,870
                                                                --------------

               SPECIALTY RENTALS -- 1.33%*<F3>
    544,959    McGrath Rentcorp                                     15,231,604
                                                                --------------

               TELEPHONY -- 5.22%*<F3>
  3,176,850    NextWave Telecom Inc. _
                 Class B**<F4>(4)<F10>(6)<F12>                       9,689,393
  2,475,800    Price Communications Corporation**<F4>(1)<F7>        30,699,920
  1,254,000    Telus Corporation(3)<F9>(5)<F11>                     19,653,942
                                                                --------------
                                                                    60,043,255
                                                                --------------

               TITLE INSURANCE -- 0.77%*<F3>
    355,000    Fidelity National Information Solutions,
                 Inc.**<F4>(4)<F10>(6)<F12>                          8,857,250
                                                                --------------

               TRANSACTION PROCESSING -- 3.25%*<F3>
  2,737,000    Concord EFS, Inc.**<F4>(1)<F7>                       37,414,790
                                                                --------------

               TRUCKING -- 3.16%*<F3>
    745,200    Roadway Corporation                                  36,343,404
                                                                --------------
               TOTAL COMMON AND PREFERRED STOCKS
                 (Cost $843,258,902)                               854,649,958
                                                                --------------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
PUT OPTIONS PURCHASED -- 0.00%*<F3>
               Concord EFS, Inc.:
        210      Expiration December 20, 2003,
                   Exercise Price $14.00                                36,750
                                                                --------------
               TOTAL PUT OPTIONS
                 (Cost $41,657)                                         36,750
                                                                --------------

PRINCIPAL AMOUNT
----------------
CONVERTIBLE BONDS -- 2.18%*<F3>
               Adelphia Communications Corporation
$15,702,000      3.25%, 5/01/2021 D<F5>(6)<F12>                      5,495,700
               Enron Corp.
 21,900,000      0.00%, 2/07/2021 D<F5>(6)<F12>                      2,901,750
               Redback Networks Inc.
 13,537,000      5.00%, 4/01/2007 D<F5>(6)<F12>                      5,465,564
               Tyco International Ltd.
 14,525,000      0.00%, 11/17/2020(5)<F11>(6)<F12>                  11,193,401
                                                                --------------
               TOTAL CONVERTIBLE BONDS (Cost $18,254,554)           25,056,415
                                                                --------------

CORPORATE BONDS -- 6.12%*<F3>
               Adelphia Communications Corporation:
  9,779,000      9.38%, 11/15/2009 D<F5>(6)<F12>                     7,040,880
  3,188,000      10.25%, 6/15/2011 D<F5>(6)<F12>                     2,295,360
 18,065,000      9.25%, 10/01/2022 D<F5>(6)<F12>                    12,555,175
               Roadway Corporation
 26,670,000      8.25%, 12/01/2008(6)<F12>                          30,620,627
               Williams Holdings of Delaware, Inc.
  8,250,000      6.13%, 12/01/2003(6)<F12>                           8,250,000
               WorldCom, Inc. - WorldCom Group:
  7,000,000      7.50%, 5/15/2011 D<F5>(6)<F12>                      2,301,250
 22,330,000      7.88%, 5/15/2049 D<F5>(6)<F12>                      7,340,988
                                                                --------------
               TOTAL CORPORATE BONDS (Cost $63,770,836)             70,404,280
                                                                --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.14%*<F3>
               Freddie Mac
 13,000,000      7.16%, 12/18/2015                                  13,151,827
                                                                --------------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                 (Cost $13,591,026)                                 13,151,827
                                                                --------------

SHORT-TERM INVESTMENTS -- 15.59%*<F3>
               COMMERCIAL PAPER -- 3.48%*<F3>
               ConAgra Foods, Inc.
 10,000,000      0.95%, 10/01/2003(3)<F9>                           10,000,000
               Gannett Co., Inc.
 10,000,000      0.95%, 10/03/2003                                   9,999,472
               Kinder Morgan Energy Partners, L.P.
 10,000,000      1.05%, 10/10/2003                                   9,997,375
               V.F. Corporation
 10,000,000      1.05%, 10/02/2003                                   9,999,708
                                                                --------------
                                                                    39,996,555
                                                                --------------

               U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.69%*<F3>
               Federal Home Loan Bank:
 25,000,000      0.88%, 10/06/2003                                  24,996,944
 25,000,000      0.88%, 10/07/2003(1)<F7>                           24,996,333
 25,005,000      0.91%, 10/08/2003(3)<F9>                           25,000,575
 25,009,000      0.93%, 10/14/2003                                  25,000,601
                                                                --------------
                                                                    99,994,453
                                                                --------------

               VARIABLE RATE DEMAND NOTES #<F6> -- 3.42%*<F3>
  4,890,826    American Family Financial Services, Inc., 0.74%       4,890,826
 27,020,675    U.S. Bank, 0.87%                                     27,020,675
  7,426,252    Wisconsin Corporate Central Credit Union, 0.79%       7,426,252
                                                                --------------
                                                                    39,337,753
                                                                --------------
               TOTAL SHORT-TERM INVESTMENTS (Cost $179,328,761)    179,328,761
                                                                --------------
               TOTAL INVESTMENTS (Cost $1,118,245,736)          $1,142,627,991
                                                                --------------
                                                                --------------

ADR - American Depository Receipt
NYS - New York Shares
   *<F3>   Calculated as a percentage of net assets.
  **<F4>   Non-income producing security.
   D<F5>   Security in default.
   #<F6> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed above are as of September 30, 2003.
 (1)<F7> All or a portion of the shares have been committed as collateral for open short positions.
 (2)<F8> All or a portion of the shares have been committed as collateral for short foreign currency contracts.
 (3)<F9> All or a portion of the shares have been committed as collateral for written option contracts.
(4)<F10> All or a portion of the shares have been committed as collateral for equity swap contracts.
(5)<F11>   Foreign security.
(6)<F12>   Fair-valued security.
(7)<F13>   Litigation settlement rights.
(8)<F14>   Preferred stock.

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2003

  SHARES                                                              VALUE
  ------                                                              -----
   117,470   Alcan Inc.                                           $  4,494,402
   758,430   Boise Cascade Corporation                              20,932,668
 1,459,500   Caremark Rx, Inc.                                      32,984,700
   495,000   EMC Corporation                                         6,251,850
   292,400   Fidelity National Financial, Inc.                       8,789,544
 1,094,760   First Data Corporation                                 43,746,609
   277,600   IDEC Pharmaceuticals Corporation                        9,202,440
    34,675   Lehman Brothers Holdings Inc.                           2,395,349
    83,300   Lockheed Martin Corporation                             3,844,295
   177,800   Manulife Financial Corporation                          5,138,420
    60,000   Pixelworks, Inc.                                          517,200
   465,000   Randgold Resources Limited - ADR                       10,695,000
 1,393,300   Redback Networks Inc.                                     849,913
   271,990   Sovereign Bancorp, Inc.                                 5,045,415
   162,254   Suez SA                                                 2,575,427
 1,254,000   Telus Corporation                                      21,438,201
    52,810   Total SA                                                7,970,383
   144,000   Verizon Communications Inc.                             4,671,360
    84,265   Wells Fargo & Company                                   4,339,647
   163,300   Yahoo! Inc.                                             5,777,554
   585,945   Yellow Corporation                                     17,508,037
   508,065   Zimmer Holdings, Inc.                                  27,994,382
                                                                  ------------
             TOTAL SECURITIES SOLD SHORT
               (Proceeds $243,119,475)                            $247,162,796
                                                                  ------------
                                                                  ------------
ADR - American Depository Receipt

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF OPTIONS WRITTEN
SEPTEMBER 30, 2003

CONTRACTS (100 SHARES PER CONTRACT)                                   VALUE
-----------------------------------                                   -----
CALL OPTIONS
            Abbott Laboratories:
       100    Expiration October 18, 2003, Exercise Price $40.00   $    26,250
     2,000    Expiration November 22, 2003, Exercise Price $40.00      620,000
            Ashanti Goldfields Company Ltd.:
       500    Expiration October 18, 2003, Exercise Price $10.00        56,250
     4,035    Expiration December 20, 2003, Exercise Price $10.00      524,550
            CIMA Labs Inc.:
       900    Expiration December 20, 2003, Exercise Price $30.00       36,000
            Dana Corporation:
     2,750    Expiration October 18, 2003, Exercise Price $15.00       158,125
     8,837    Expiration January 17, 2004, Exercise Price $15.00       905,793
            Dreyer's Grand Ice Cream Holdings, Inc.:
       250    Expiration January 17, 2004, Exercise Price $80.00         2,500
            General Motors Corporation -- Class H:
    22,120    Expiration December 20, 2003, Exercise Price $12.50    4,755,800
     1,000    Expiration January 17, 2004, Exercise Price $12.50       217,500
            IGEN International, Inc.:
     2,229    Expiration October 18, 2003, Exercise Price $55.00       718,853
     4,500    Expiration December 20, 2003, Exercise Price $60.00      630,000
            John Hancock Financial Services, Inc.:
     6,873    Expiration December 20, 2003, Exercise Price $30.00    2,817,930
            The MONY Group Inc.:
     5,360    Expiration January 17, 2004, Exercise Price $30.00     1,608,000
            Neuberger Berman Inc.:
     2,490    Expiration October 18, 2003, Exercise Price $40.00       498,000
            Overture Services, Inc.:
     1,600    Expiration October 18, 2003, Exercise Price $22.50       624,000
            PeopleSoft, Inc.:
    10,043    Expiration October 18, 2003, Exercise Price $17.50     1,104,730
            Rayonier Inc.:
    10,725    Expiration November 22, 2003, Exercise Price $40.00    1,581,937
            Right Management Consultants, Inc.:
       500    Expiration November 22, 2003, Exercise Price $17.50       50,000
            The Titan Corporation
     2,500    Expiration April 17, 2004, Exercise Price $22.50          75,000
                                                                   -----------
            TOTAL OPTIONS WRITTEN
              (Premiums received $19,058,882)                      $17,011,218
                                                                   -----------
                                                                   -----------

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003

ASSETS:
   Investments, at value (Cost $1,118,245,736)                                                  $1,142,627,991
   Cash                                                                                                 31,189
   Deposit at brokers for short sales                                                               68,308,582
   Receivable from brokers for proceeds on securities sold short                                   238,844,160
   Receivable for investments sold                                                                  17,951,244
   Receivable for fund shares issued                                                                 7,527,698
   Receivable for written options                                                                    4,252,545
   Receivable from custodian                                                                           190,182
   Dividends and interest receivable                                                                 1,323,431
   Prepaid expenses                                                                                     68,875
                                                                                                --------------
          Total Assets                                                                           1,481,125,897
                                                                                                --------------

LIABILITIES:
   Securities sold short, at value (Proceeds of $243,119,475)                 $247,162,796
   Options written, at value (Premiums received $19,058,882)                    17,011,218
     See accompanying schedule
   Payable for investment securities purchased                                  61,125,706
   Payable for fund shares redeemed                                                849,655
   Payable for forward currency exchange contracts                               2,862,100
   Payable for equity swap contracts                                               532,838
   Investment advisory fee payable                                                 946,008
   Distribution fees payable                                                       338,374
   Accrued expenses and other payables                                             306,970
                                                                              ------------
          Total Liabilities                                                                        331,135,665
                                                                                                --------------
NET ASSETS                                                                                      $1,149,990,232
                                                                                                --------------
                                                                                                --------------

NET ASSETS Consist Of:
   Accumulated undistributed net investment loss                                                  ($10,681,814)
   Accumulated undistributed net realized loss on investments sold, foreign currencies, securities sold short, equity swaps,
     and option contracts expired or closed                                                        (85,661,552)
   Net unrealized appreciation (depreciation) on:
      Investments                                                             $ 24,382,255
      Short positions                                                           (4,043,321)
      Written options                                                            2,047,664
      Equity swap contracts                                                       (668,147)
      Foreign currency translation                                                  15,392
      Forward currency exchange contracts                                       (2,862,100)
                                                                              ------------
      Net unrealized appreciation                                                                   18,871,743
   Paid-in capital                                                                               1,227,461,855
                                                                                                --------------
          Total Net Assets                                                                      $1,149,990,232
                                                                                                --------------
                                                                                                --------------
NET ASSET VALUE, offering price and redemption price per share
  ($1,149,990,232 / 77,513,471 shares of beneficial
  interest outstanding)                                                                                 $14.84
                                                                                                        ------
                                                                                                        ------

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2003

INVESTMENT INCOME:
   Interest                                                                   $ 11,713,464
   Dividend income on long positions
     (net of foreign withholding taxes of $488,738)                             10,944,439
                                                                              ------------
          Total investment income                                               22,657,903
                                                                              ------------

EXPENSES:
   Investment advisory fee                                     $  8,937,429
   Distribution fees                                              1,774,700
   Transfer agent and shareholder servicing agent fees              336,675
   Federal and state registration fees                               92,833
   Professional fees                                                178,306
   Trustees' fees and expenses                                       33,056
   Custody fees                                                     207,400
   Administration fee                                               446,992
   Reports to shareholders                                          166,400
   Other                                                             97,508
                                                               ------------
          Total operating expenses before interest expense
            and dividends on short positions                                    12,271,299
   Interest expense on equity swap contracts                                     2,600,427
   Dividends on short positions                                                  4,760,216
                                                                              ------------
   Total expenses                                                               19,631,942
                                                                              ------------
NET INVESTMENT INCOME                                                            3,025,961
                                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on:
      Long transactions                                         (43,502,368)
      Short transactions                                          4,039,535
      Option contracts expired or closed                          5,115,453
      Equity swap contracts                                       7,663,515
      Foreign currencies                                        (11,683,742)
                                                               ------------
      Net realized loss                                                        (38,367,607)
   Change in unrealized appreciation / depreciation on:
      Investments                                               167,476,117
      Short positions                                           (31,256,149)
      Written options                                             1,484,546
      Equity swap contracts                                        (721,023)
      Foreign currency translation                                   10,261
      Forward currency exchange contracts                        (2,837,347)
                                                               ------------
      Net unrealized gain                                                      134,156,405
                                                                              ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                 95,788,798
                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                                  $ 98,814,759
                                                                              ------------
                                                                              ------------

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED            YEAR ENDED
                                                               SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
                                                               ------------------    ------------------
Net investment income                                             $    3,025,961       $  13,646,427
Net realized loss on investments sold, foreign
  currency translations, forward currency exchange
  contracts, securities sold short, equity swap contracts,
  and option contracts expired or closed                             (38,367,607)        (49,059,869)
Change in unrealized appreciation / depreciation on
  investments, foreign currencies, forward currency
  exchange contracts, short positions, equity swap
  contracts and written options                                      134,156,405         (52,822,278)
                                                                  --------------       -------------
Net increase (decrease) in net assets
  resulting from operations                                           98,814,759         (88,235,720)
                                                                  --------------       -------------
Distributions to shareholders from:
   Net investment income                                             (11,728,173)        (12,365,528)
   Net realized gains                                                         --         (50,198,621)
                                                                  --------------       -------------
   Total dividends and distributions                                 (11,728,173)        (62,564,149)
                                                                  --------------       -------------
Net increase in net assets from capital
   share transactions (Note 4)                                       208,946,909          21,863,116
                                                                  --------------       -------------
Net increase (decrease) in net assets                                296,033,495        (128,936,753)

NET ASSETS:
Beginning of period                                                  853,956,737         982,893,490
                                                                  --------------       -------------

End of period (including accumulated undistributed net
   investment income (loss) of ($10,681,814) and $9,672,479
   respectively)                                                  $1,149,990,232       $ 853,956,737
                                                                  --------------       -------------
                                                                  --------------       -------------

                     See notes to the financial statements.

                                THE MERGER FUND
                              FINANCIAL HIGHLIGHTS

 Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                           YEAR                YEAR                YEAR                YEAR                YEAR
                                          ENDED               ENDED               ENDED               ENDED               ENDED
                                      SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,
                                           2003                2002                2001                2000                1999
                                      -------------       -------------       -------------       -------------       -------------
Net Asset Value,
  beginning of period                     $13.46              $15.74              $16.90              $15.37              $13.90

Income from investment
  operations:
   Net investment income(2)<F16>            0.06(4)             0.23(4)             0.36(3)             0.25(3)             0.08(3)
                                               <F18>               <F18>               <F17>               <F17>               <F17>
   Net realized and unrealized
     gain (loss) on investments             1.52               (1.45)               0.27                2.50                2.71
                                          ------              ------              ------              ------              ------
   Total from investment
     operations                             1.58               (1.22)               0.63                2.75                2.79

Less distributions:
   Dividends from net
     investment income                     (0.20)              (0.21)              (0.14)              (0.07)              (0.22)
   Distributions from net
     realized gains                           --               (0.85)              (1.65)              (1.15)              (1.10)
                                          ------              ------              ------              ------              ------
   Total distributions                     (0.20)              (1.06)              (1.79)              (1.22)              (1.32)
                                          ------              ------              ------              ------              ------
Net Asset Value,
  end of period                           $14.84              $13.46              $15.74              $16.90              $15.37
                                          ------              ------              ------              ------              ------
                                          ------              ------              ------              ------              ------

Total Return                               11.88%              (8.39)%              3.86%              19.08%              21.39%

Supplemental Data and Ratios:
   Net assets, end
     of period (000's)                $1,149,990            $853,957            $982,893          $1,078,958            $575,449
   Ratio of operating expenses
     to average net assets(1)<F15>          1.37%               1.38%               1.34%               1.34%               1.38%
   Ratio of interest expense and
     dividends on short positions
     to average net assets                  0.82%               0.27%               0.67%               0.86%               1.07%
   Ratio of net investment income
     to average net assets                  0.34%               1.36%               2.23%               1.57%               0.54%
   Portfolio turnover rate(5)<F19>        309.18%             258.37%             383.74%             419.24%             386.52%

(1)<F15>   For the years ended September 30, 2003, 2002, 2001, 2000 and 1999, the operating expense ratio excludes interest expense and dividends on short positions. The ratios including interest expense and dividends on short positions for the years ended September 2003, 2002, 2001, 2000 and 1999, were 2.19%, 1.65%, 2.01%, 2.20% and
           2.45%, respectively.
(2)<F16> Net investment income before interest expense and dividends on short positions for the years ended September 30, 2003, 2002, 2001, 2000 and 1999, was $0.16, $0.27, $0.47, $0.38 and $0.23, respectively.
(3)<F17> Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each period.
(4)<F18> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)<F19> The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long positions throughout the period.

                     See notes to the financial statements.

                                THE MERGER FUND
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2003

NOTE 1 -- ORGANIZATION

   The Merger Fund (the "Fund") is a no-load, open-end, non-diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund was formerly known as the Risk Portfolio of The Ayco Fund. In January of 1989, the Fund's fundamental policies were amended to permit the Fund to engage exclusively in merger arbitrage. At the same time, Westchester Capital Management, Inc. became the Fund's investment adviser, and the Fund began to do business as The Merger Fund. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, liquidations and other types of corporate reorganizations.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A. Investment Valuation

   Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"). Other investments in securities and commodities (including options) are valued at the last sales price on the securities or commodities exchange on which such financial instruments are primarily traded. Securities not listed on an exchange or securities for which there were no transactions are valued at the average of the current bid and asked prices. Securities for which there are no such valuations are valued at fair value as determined in good faith by management under the supervision of the Board of Trustees. The investment adviser reserves the right to value securities, including options, at prices other than last-sale prices or the average of current bid and asked prices when such prices are believed unrepresentative of fair market value as determined in good faith by the adviser. At September 30, 2003 fair valued long securities represent 13.45% of investments, at value. Investments in United States government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments are carried at amortized cost, which approximates market value.

B. Short Positions

   The Fund may sell securities or currencies short for hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C. Transactions with Brokers for Short Sales

   The Fund's receivable from brokers for proceeds on securities sold short and deposit at brokers for short sales are with three major securities dealers. The Fund does not require the brokers to maintain collateral in support of the receivable from the broker for proceeds on securities sold short.

D. Federal Income Taxes

   No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

E. Written Option Accounting

   The Fund writes (sells) covered call options to hedge portfolio investments. Uncovered put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security.

F. Purchased Option Accounting

   The Fund purchases put options to hedge portfolio investments. Call options may be purchased only for the purpose of closing out previously written covered call options. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract purchased is valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

G. Forward Currency Exchange Contracts

   The Fund may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

H. Distributions to Shareholders

   Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to wash loss deferrals, constructive sales, straddle loss deferrals, adjustments on equity swaps, and unrealized gains or losses on Section 1256 contracts, which are realized, for tax purposes, at September 30, 2003. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

I. Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

J. Foreign Securities

   Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

K. Foreign Currency Translations

   The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:
(i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

L. When-Issued Securities

   The Fund may sell securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the agreement, these securities may be delivered for cash proceeds at a future date. The Fund records sales of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other open short sale positions. The Fund segregates and maintains at all times cash, cash equivalents, or other liquid securities in an amount at least equal to the market value for when-issued securities.

M. Other

   Investment and shareholder transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis. Investment income includes $669,199 of interest earned on receivables from brokers for proceeds on securities sold short and deposits. The Fund may utilize derivative instruments including options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The use of these instruments may involve additional investment risks including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

NOTE 3 -- AGREEMENTS

   The Fund's investment adviser is Westchester Capital Management, Inc. (the "Adviser") pursuant to an investment advisory agreement dated January 31, 1989. Under the terms of this agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets. Certain officers of the Fund are also officers of the Adviser.

   U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

   Distribution services are performed pursuant to distribution contracts with broker-dealers and other qualified institutions. Prior to its resignation on June 30, 2003, Mercer Allied Company, L.P. served as the Fund's principal underwriter. The Fund has not had a principal underwriter since such date.

NOTE 4 -- SHARES OF BENEFICIAL INTEREST

   The Trustees have the authority to issue an unlimited amount of shares of beneficial interest without par value.

   Changes in shares of beneficial interest were as follows:

                                           YEAR ENDED                         YEAR ENDED
                                       SEPTEMBER 30, 2003                 SEPTEMBER 30, 2002
                                  ----------------------------       ---------------------------
                                    SHARES          AMOUNT             SHARES          AMOUNT
                                  -----------    -------------       -----------    ------------
       Sold                        50,925,065    $ 724,702,611        62,705,294    $939,169,175
       Issued as reinvestment
         of dividends                 819,393       11,250,262         4,068,906      60,016,356
       Redeemed                   (37,670,473)    (527,005,964)      (65,762,532)   (977,322,415)
                                  -----------    -------------       -----------    ------------
       Net increase                14,073,985    $ 208,946,909         1,011,668    $ 21,863,116
                                  -----------    -------------       -----------    ------------
                                  -----------    -------------       -----------    ------------

   For the period August 9, 1999 through October 4, 2001, The Merger Fund was closed to new investors. Effective October 5, 2001, The Merger Fund reopened to new investors.

NOTE 5 -- INVESTMENT TRANSACTIONS

   Purchases and sales of securities for the year ended September 30, 2003 (excluding short-term investments, options and short positions) aggregated $2,334,652,143 and $2,092,950,696, respectively. There were no purchases or sales of U.S. Government Securities.

   At September 30, 2003, the components of accumulated losses on a tax basis were as follows:

      Cost of Investments                                       $1,159,962,529
                                                                --------------
                                                                --------------
      Gross unrealized appreciation                             $   40,687,057
      Gross unrealized depreciation                                (58,021,595)
                                                                --------------
      Net unrealized depreciation                               $  (17,334,538)
                                                                --------------
                                                                --------------
      Undistributed ordinary income                             $    3,130,135
      Undistributed long-term capital gain                                  --
                                                                --------------
      Total distributable earnings                              $    3,130,135
                                                                --------------
                                                                --------------
      Other accumulated losses                                  $  (80,601,758)
                                                                --------------

      Total accumulated losses                                  $  (77,471,623)
                                                                --------------
                                                                --------------

   The tax components of capital loss carryovers as of September 30, 2003, and tax-basis post-October loss deferrals (recognized for tax purposes on October 1, 2003) are as follows:

              NET CAPITAL         CAPITAL LOSS
                  LOSS             CARRYOVER          POST-OCTOBER
            CARRYOVER*<F20>        EXPIRATION             LOSS
            ---------------       ------------        ------------
              $17,185,725             2010            $36,613,632
              $ 6,619,041             2011
              -----------
              $23,804,766

*<F20> Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

   The tax components of dividends paid during the years ended September 30, 2003 and 2002 were as follows:

                                  2003              2002
                                  ----              ----
   Ordinary Income            $11,728,173       $62,564,149
   Long-Term Capital Gains    $        --       $        --

NOTE 6 -- OPTION CONTRACTS WRITTEN

   The premium amount and the number of option contracts written during the year ended September 30, 2003, were as follows:

                                                   PREMIUM          NUMBER OF
                                                    AMOUNT          CONTRACTS
                                                 ------------       ---------
   Options outstanding at September 30, 2002     $  3,209,068         17,181
   Options written                                104,789,434        470,646
   Options closed                                 (10,307,773)       (65,398)
   Options exercised                              (70,566,437)      (266,563)
   Options expired                                 (8,065,410)       (66,554)
                                                 ------------       --------
   Options outstanding at September 30, 2003     $ 19,058,882         89,312
                                                 ------------       --------
                                                 ------------       --------

NOTE 7 -- DISTRIBUTION PLAN

   The Fund has adopted a Plan of Distribution (the "Plan") dated July 1, 1993, as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will compensate broker-dealers or qualified institutions with whom the Fund has entered into a contract to distribute Fund shares ("Dealers"). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Fund, which may be payable as a service fee for providing record keeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended September 30, 2003, the Fund incurred $1,774,700 pursuant to the Plan.

   The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund's outstanding shares.

NOTE 8 -- CREDIT FACILITY

   Custodial Trust Company has made available to the Fund a $230 million credit facility (subject to increase under certain conditions) pursuant to a Loan and Security Agreement ("Agreement") dated March 18, 1992 (subsequently amended) for the purpose of purchasing portfolio securities. The Agreement can be terminated by either the Fund or Custodial Trust Company with three months' prior notice. As collateral for the loan, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The assets are required to be adjusted daily to reflect changes in the amount of the loan outstanding. During the year ended September 30, 2003 the Fund did not have any borrowings outstanding under the Agreement.

NOTE 9 -- FORWARD CURRENCY EXCHANGE CONTRACTS

   At September 30, 2003, the Fund had entered into "position hedge" forward currency exchange contracts that obligated the Fund to deliver and receive currencies at a specified future date. The net unrealized depreciation of $2,862,100 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contracts are as follows:

     SETTLEMENT            CURRENCY TO              U.S. $ VALUE AT             CURRENCY TO              U.S. $ VALUE AT
        DATE              BE DELIVERED             SEPTEMBER 30, 2003           BE RECEIVED            SEPTEMBER 30, 2003
     ----------           ------------             ------------------           -----------            ------------------
     10/31/03     21,375,200 Canadian Dollars         $ 15,821,470         15,576,963 U.S. Dollars        $ 15,576,963
     11/28/03      8,077,570 Canadian Dollars            5,972,039          5,803,061 U.S. Dollars           5,803,061
     10/17/03     33,910,200 Euros                      39,466,513         38,878,044 U.S. Dollars          38,878,044
     11/28/03      2,649,542 Euros                       3,079,751          2,902,573 U.S. Dollars           2,902,573
     12/19/03     46,805,503 Euros                      54,373,652         53,094,004 U.S. Dollars          53,094,004
      1/30/04      3,404,475 Euros                       3,962,311          3,958,093 U.S. Dollars           3,958,093
     10/31/03     15,106,583 Swiss Francs               11,453,165         11,054,063 U.S. Dollars          11,054,063
                                                      ------------                                        ------------
                                                      $134,128,901                                        $131,266,801
                                                      ------------                                        ------------
                                                      ------------                                        ------------

NOTE 10 -- EQUITY SWAP CONTRACTS

   The Fund has entered into both long and short equity swap contracts with multiple broker/dealers. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR plus 50 to 100 basis points. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract at a rate equal to LIBOR less 50 to 100 basis points.

   The Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

   Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract's expiration date.

   Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. At September 30, 2003, the Fund had the following open equity swap contracts:

                                                        UNREALIZED APPRECIATION
TERMINATION DATE          SECURITY              SHARES      (DEPRECIATION)
----------------          --------              ------      --------------
    9/30/04      BHP Billiton plc                161,000     $   (24,472)
    2/28/04      Canary Wharf Group            4,395,601         278,951
    4/30/04      Fording Canadian Coal Trust     128,552         (39,723)
    1/16/04      KLM Jan 16 Call                (200,000)            112
    9/30/04      Pechiney Sept 45 Call          (181,100)        (45,746)
    6/30/04      Reed Elsevier NV                333,691        (164,391)
    9/30/04      Reed International             (475,825)        146,816
    6/30/04      Safeway plc                   4,609,861         208,575
    6/30/04      William Morrison             (5,059,033)     (1,028,269)
                                                             -----------
                                                             $  (668,147)
                                                             -----------
                                                             -----------

   For the year ended September 30, 2003, the Fund realized gains of $7,663,515 upon the termination of equity swap contracts.

NOTE 11 -- FEDERAL TAX DISCLOSURE (UNAUDITED)

   For the year ended September 30, 2003, 37% of ordinary distributions paid qualifies for the dividends received deduction available to corporate shareholders. Shareholders should consult their tax advisers.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of The Merger Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, of securities sold short and of options written, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund (the "Fund") at September 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 14, 2003

                    INFORMATION ABOUT TRUSTEES AND OFFICERS

   The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Officers and Trustees of the Fund is set forth below. The SAI includes additional information about the Fund's Officers and Trustees and is available, without charge, upon request by calling 1-800-343-8959.

                                             TERM OF                                    # OF PORTFOLIOS         OTHER
                            POSITIONS(S)     OFFICE AND                                 IN FUND COMPLEX         DIRECTORSHIPS
                            HELD WITH        LENGTH OF       PRINCIPAL OCCUPATION       OVERSEEN BY             HELD BY OFFICER
NAME, ADDRESS AND AGE       THE FUND         TIME SERVED     DURING PAST FIVE YEARS     OFFICER OR TRUSTEE      OR TRUSTEE
---------------------       ------------     -----------     ----------------------     ------------------      ---------------
Frederick W. Green*<F21>    President        One-year        President of               2                       None
Westchester Capital         and              term;           Westchester Capital
  Management, Inc.          Trustee          since 1989      Management, Inc.,
100 Summit Lake Drive                                        the Fund's Adviser.
Valhalla, NY  10595
Age: 56

Bonnie L. Smith             Vice             One-year        Vice President of          2                       None
Westchester Capital         President,       term;           Westchester Capital
  Management, Inc.          Secretary        since 1989      Management, Inc.,
100 Summit Lake Drive       and                              the Fund's Adviser.
Valhalla, NY  10595         Treasurer
Age: 55

James P. Logan, III         Independent      One-year        President of Logan,        2                       None
Logan, Chace LLC            Trustee          term;           Chace LLC, an
420 Lexington Avenue                         since 1989      executive search firm.
New York, NY  10170                                          Chairman of J.P.
Age: 67                                                      Logan & Company.

Michael J. Downey           Independent      One-year        Managing Partner of        2                       Chairman and
2 Parsons Lane              Trustee          term;           Lexington Capital                                  Director of The
Rochester, NY  14610                         since 1995      Investments.                                       Asia Pacific
Age: 59                                                      Consultant and                                     Fund, Inc.
                                                             independent financial
                                                             adviser since July
                                                             1993.

*<F21> Denotes a trustee who is an "interested person" as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT ADVISER
     Westchester Capital Management, Inc.
     100 Summit Lake Drive
     Valhalla, NY  10595
     (914) 741-5600

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING
AGENT, AND SHAREHOLDER SERVICING AGENT
     U.S. Bancorp Fund Services, LLC
     615 East Michigan Street
     P.O. Box 701
     Milwaukee, WI  53201-0701
     (800) 343-8959

CUSTODIAN
     U.S. Bank, N.A.
     P.O. Box 701
     Milwaukee, WI  53201-0701
     (800) 343-8959

TRUSTEES
     Frederick W. Green
     Michael J. Downey
     James P. Logan, III

EXECUTIVE OFFICERS
     Frederick W. Green, President
     Bonnie L. Smith, Vice President,
       Treasurer and Secretary

COUNSEL
     Fulbright & Jaworski L.L.P.
     666 Fifth Avenue
     New York, NY  10103

INDEPENDENT AUDITORS
     PricewaterhouseCoopers LLP
     100 East Wisconsin Avenue
     Milwaukee, WI  53202

ITEM 2. CODE OF ETHICS.
----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-343-8959.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Michael J. Downey and James P. Logan, III are audit committee financial experts and are considered to be independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. [RESERVED]
------------------

ITEM 9. CONTROLS AND PROCEDURES.
--------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
-----------------

(a)(1) Any code of ethics or amendment thereto.  Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  The Merger Fund
                   ----------------------------------------

     By (Signature and Title) /s/ Frederick W. Green
                             ------------------------------
                              Frederick W. Green, President

     Date   December 3, 2003
            -----------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
     By (Signature and Title) /s/ Frederick W. Green
                              -----------------------------
                              Frederick W. Green, President

     Date  December 3, 2003
           ------------------------------------------------

     By (Signature and Title) /s/ Bonnie Smith
                              -----------------------------
                              Bonnie Smith, Treasurer

     Date  December 3, 2003
           ------------------------------------------------